UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 4, 2025
KIORA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

169 Saxony Rd..
Suite 212
Encinitas, CA 92024
(858) 224-9600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 4, 2025, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.     the election of Carmine Stengone and Brian M. Strem, Ph.D. as Class I Directors, as nominated by the Company’s board of directors (the “Board”), for a three-year term, such term to continue until the annual meeting of stockholders in 2028 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.     the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement filed with respect to the Annual Meeting;

3.    the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

The voting results are reported below.

Proposal 1 – Election of Directors

Carmine Stengone and Brian M. Strem, Ph.D. were elected as Class I Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2028 and until such directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Carmine Stengone	1,155,217	80,548	411,877
Brian M. Strem, Ph.D.	1,156,954	78,811	411,877

Proposal 2 - Approval, on a Non-Binding Basis, of the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with respect to the Annual Meeting was approved on a non-binding basis. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,144,829	82,389	8,547	411,877

Proposal 3 - Ratification of the Appointment of Haskell & White LLP

The appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
1,567,427	78,598	1,617

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Melissa Tosca
Melissa Tosca
Chief Financial Officer
(Principal financial and accounting officer)

Date: June 4, 2025